UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2015

CITIZENS & NORTHERN CORPORATION

(Exact name of registrant as specified in its charter)

PENNSYLVANIA

(State or other jurisdiction of incorporation)

000-16084	23-2951943
(Commission file number)	(IRS employer ID)

90-92 Main Street, Wellsboro Pennsylvania	16901
(Address of principal executive office)	(Zip Code)

Registrant's telephone number, including area code - (570) 724-3411

N/A

(Former name, address and fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On November 10 and 11, 2015, J. Bradley Scovill, President and CEO, and Mark A. Hughes, Treasurer and Chief Financial Officer, of Citizens & Northern Corporation (Corporation) are scheduled to present an overview of the Corporation to various institutional analysts and investors at the Sandler O'Neill + Partners, L.P. East Coast Financial Services Conference.

The Investor Presentation to be used in discussions with the analysts and investors is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference. This Current Report is being furnished pursuant to Regulation FD and no part shall be deemed "filed" for any purpose.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	99.1	Citizens & Northern Corporation Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Citizens & Northern Corporation

Date: November 9, 2015	By:	/s/ Mark A. Hughes
Mark A. Hughes, Treasurer and Chief Financial Officer